UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007
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                       HERZFELD CARIBBEAN BASIN FUND, INC.
                       -----------------------------------
              (Exact name of registrant as specified in its charter

          Maryland                       811-06445                65-0396889
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(State or other jurisdiction of  (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)

    P.O. Box 161465, Miami, FL                                      33116
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code, 305-271-1900
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01

On September 14, 2007, the Company announced the terms and dates related to its non-transferable rights offering. A copy of the press release issued by the Company dated September 14, 2007 is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1     Press release dated September 14, 2007 announcing terms and dates related to the planned non-transferable rights offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               HERZFELD CARIBBEAN BASIN FUND, INC.


Date: September 17, 2007       /s/ Cecilia L. Gondor
                               -------------------------------------------------
                               Cecilia L. Gondor
                               Chief Compliance Officer, Secretary and Treasurer

                                  EXHIBIT INDEX


Exhibit Number         Exhibit Description
--------------         -------------------

Exhibit 99.1 Press release dated September 14, 2007 announcing terms and dates related to the planned non-transferable rights offering.